Exhibit 99.1
www.vocaltec.com

MAGICJACK REPORTS SECOND QUARTER 2013 FINANCIAL RESULTS

•	Total Non-GAAP net revenues of $34.9 million
•	Access rights renewal revenues were $14.1 million, up 33% year-over-year
•	GAAP operating income of $9.6 million, Adjusted EBITDA of $13.8 million
•	GAAP diluted EPS of $0.35, Non-GAAP diluted EPS of $0.67
•	Estimated 3.36 million active subscribers as of quarter-end

West Palm Beach, FL and Netanya, Israel, August 8, 2013 – magicJack VocalTec Ltd. (Nasdaq: CALL), a leading cloud communications company, today announced financial results for the second quarter ended June 30, 2013.

"The second quarter marks the beginning of a new phase of the Company's growth. The market has responded enthusiastically to the release of the New magicJack Plus and early product sales have been strong," said magicJack VocalTec President and CEO Gerald Vento.

"We have a strong Balance Sheet and a highly efficient business model that generates consistent cash flows. We are in the early stages of expanding our reach both internationally and in mobile.   We are confident that the future for the Company looks bright."

Second Quarter 2013 Financial Highlights:

–
Net revenues: Total net GAAP revenues were $32.9 million.  After adding back one-time revenue items of $2.0 million during the second quarter of 2013, total non-GAAP net revenues were $34.9 million.  Net revenues from the sales of magicJack and magicJack PLUS were $11.2 million and access rights renewal revenues were $14.1 million, an increase of 33% on a year-over-year basis, and accounted for 43% of total net revenues. Prepaid minute revenues were $3.2 million and access and wholesale charges were $1.5 million during the quarter. Other revenue contributed the remaining $2.9 million of total net revenues during the second quarter of 2013.

–	Operating income: GAAP operating income for the second quarter of 2013 was $9.6 million, compared to $10.3 million for the second quarter of 2012.

–	Adjusted EBITDA: Adjusted EBITDA was $13.8 million for the second quarter of 2013, an increase of 24% compared to $11.1 million for the second quarter of 2012.

–
Net income: GAAP net income for the second quarter of 2013 was $6.5 million, compared to $10.3 million for the same period last year. GAAP diluted income per share for the second quarter was $0.35, based on 18.6 million weighted-average diluted shares outstanding, compared to $0.50, based on 20.6 million weighted-average diluted shares outstanding, for the same period last year.  GAAP net income during the second quarter of 2013 includes one-time items of $2.7 million.  In addition, the second quarter of 2013 includes $3.3 million in tax expense compared to $19,000 during the second quarter of 2012, which reflects the company’s current projected effective 2013 tax rate of approximately 34.6%.

www.vocaltec.com

–
Non-GAAP net income: Non-GAAP net income for the second quarter of 2013 was $12.4 million, compared to $10.6 million for the second quarter of 2012. Non-GAAP net income per diluted share for the second quarter was $0.67, based on 18.6 million weighted-average diluted shares outstanding, compared to $0.51 per diluted share, based on 20.6 million weighted-average diluted shares outstanding, for the same period last year.

–
Cash and free cash flow: As of June 30, 2013, magicJack VocalTec had cash, cash equivalents and marketable securities of $48.6 million.  For the first six months the Company generated $18.4 million in free cash flow, after giving effect to estimated tax payments of $10.2 million, executive severance payments of approximately $0.8 million, and $0.9 million for the legal settlement of a patent issue

A reconciliation of GAAP to non-GAAP financial measures, as well as the calculation of free cash flow has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”

FY 2013 Financial Guidance:

There is no change to the Company’s revenue and Adjusted EBITDA guidance included in its
May 9, 2013 earnings release.

Additional Second Quarter 2013 and Recent Highlights:

–	magicJack announced that it launched sales of New MagicJack PLUS on June 24, 2013.

–	As of June 30, 2013, magicJack had an estimated 3.36 million active MJ subscribers, which we define as users of MJ or MJP that are under an active subscription contract.

–	magicJack’s magicJack APP had approximately 4.37 million APP users.

www.vocaltec.com

Quarterly Conference Call:

magicJack VocalTec will host a conference call today at 5:00 p.m. EST to review the company's financial results for the second quarter 2013. To access this call, dial 1-800-753-9057 (United States), or 1-913-312-0940 (international), with conference ID #1919789. A live webcast of the conference call will be accessible from the investor relations page of magicJack VocalTec’s website at http://www.vocaltec.com and a recording will be archived and accessible at http://www.vocaltec.com/events.cfm.  A recording of this conference call will also be available through August 22, 2013, by dialing 1-877-870-5176 (United States), or 1-858-384-5517 (international). The recording access code is #1919789.

About magicJack VocalTec Ltd.

magicJack VocalTec Ltd. (Nasdaq: CALL), the inventor of the magicJack, is a leading cloud communications company. The Company has sold more than 11 million of the easy-to-use, award-winning magicJack since the device’s launch in 2008, and has the use of more than 30 patents, some dating to when the Company invented VoIP. It is the largest-reaching CLEC (Competitive Local Exchange Carrier) in the United States in terms of area codes available and certification in number of states, and the network has historically had uptime of over 99.99 percent.

www.vocaltec.com

Non-GAAP Measures

The non-GAAP measures shown in this release exclude various items detailed further below.

magicJack defines Non-GAAP net revenues as GAAP net revenues excluding: a gain in operational change related to prepaid minutes, a gain in adjustment for a favorable settlement with a retail sales broker, transition costs related to introduction of New magicJack Plus, and certain tax matters. magicJack defines adjusted EBITDA as GAAP operating income excluding: depreciation and amortization, share-based compensation, a gain in adjustment for operational change related to prepaid minutes, a gain in adjustment for a favorable settlement with a retail sales broker, transition costs related to introduction of New magicJack Plus, former executive severance payments, and certain tax matters. magicJack defines non-GAAP net income as GAAP net income excluding: share-based compensation, a gain in adjustment for operational change related to prepaid minutes, a gain in adjustment for a favorable settlement with a retail sales broker, transition costs related to introduction of New magicJack Plus, former executive severance payments, and certain tax matters, a change in gain on investments, a change in fair value loss (gain) on common equity put options, and income tax expense. magicJack defines free cash flow as net cash provided by operating activities minus capital expenditures. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are included with the financial information included in this press release. These measures are not in accordance with, or an alternative for, GAAP and may be different from non-GAAP measures used by other companies. Management believes that the presentation of non-GAAP results, when shown in conjunction with corresponding GAAP measures, provides useful information to management and investors regarding financial and business trends related to the company's results of operations. Further, management believes that these non-GAAP measures improve management's and investors' ability to compare the company's financial performance with other companies in the technology industry. Because these items vary significantly between companies, it is useful to compare results excluding these amounts as identified below.

www.vocaltec.com

Forward Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this press release, including statements about our projected revenues, income, cash flows, strategy, future operations, new product introductions and customer acceptance, future financial position, future revenues, projected costs, prospects, plans and objectives of management, are forward-looking statements. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements that may be expressed or implied by such forward-looking statements. These factors include, among other things: changes to our business resulting from increased competition; any operational or cultural difficulties associated with the continuing integration of the businesses of VocalTec and YMax; potential adverse reactions or changes to business relationships resulting from the completion of the merger; unexpected costs, charges or expenses resulting from the merger; the ability of the combined Company to achieve the estimated potential synergies or the longer time it may take, and increased costs required, to achieve those synergies; our ability to develop, introduce and market innovative products, services and applications; our customer turnover rate and our customer acceptance rate; changes in general economic, business, political and regulatory conditions; availability and costs associated with operating our network; potential liability resulting from pending or future litigation, or from changes in the laws, regulations or policies; the degree of legal protection afforded to our products; changes in the composition or restructuring of us or our subsidiaries and the successful completion of acquisitions, divestitures and joint venture activities; and the various other factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Such factors, among others, could have a material adverse effect upon our business, results of operations and financial condition. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

magicJack® is a registered trademark of magicJack VocalTec Ltd. All other product or company names mentioned are the property of their respective owners.

Contact:

Seth Potter
Investor Relations
561-749-2255
ir@vocaltec.com

Second quarter 2013 financial tables follow:

www.vocaltec.com

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands except per share data)
(Unaudited)	Quarter	Quarter	Six Months	Six Months
	Ended	Ended	Ended	Ended
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Net revenues	$32,902	$38,559	69,779	$76,146
Cost of revenues	12,056	15,059	23,199	30,619
Gross profit	20,846	23,500	46,580	45,527
Operating expenses:
Advertising	2,757	5,740	5,571	14,444
General and administrative	6,676	6,872	13,494	13,706
Research and development	1,774	570	2,636	1,228
Total operating expenses	11,207	13,182	21,701	29,378
Operating income	9,639	10,318	24,879	16,149
Other income (expense):
Gain on investments	195	235	722	832
Interest expense	(84)	(105)	(177)	(224)
Fair value (loss) gain on common equity put options	-	(371)	(1,047)	1,285
Other income, net	74	212	231	473
Total other (expense) income	185	(29)	(271)	2,366
Income before income taxes	9,824	10,289	24,608	18,515
Income tax expense	3,316	19	8,514	49
Net income	$6,508	$10,270	$16,094	$18,466

Income per ordinary share:
Basic	$0.35	$0.51	$0.86	$0.89
Diluted	$0.35	$0.50	$0.86	$0.87
Weighted average ordinary shares outstanding:
Basic	18,552	20,211	18,618	20,652
Diluted	18,560	20,586	18,627	21,317

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www.vocaltec.com

CONDENSED CONSOLIDATED BALANCE SHEETS INFORMATION

(In thousands)
(Unaudited)
	As of	As of
	30-Jun-13	31-Dec-12
ASSETS
Current Assets
Cash and cash equivalents	$42,625	$18,959
Marketable securities, at fair value	5,948	19,390
Accounts receivable, net of allowance for doubtful accounts and billing adjustments	4,054	6,004
Inventories	6,485	5,340
Deferred costs	6,277	7,066
Deferred tax assets, current	1,843	1,114
Deposits and other current assets	3,582	1,411
Total current assets	70,814	59,284

Property and equipment, net	2,189	2,348
Intangible assets, net	13,965	16,136
Goodwill	32,304	32,304
Deferred tax assets, non-current	9,831	9,831
Deposits and other non-current assets	644	864
Total Assets	$129,747	$120,767

LIABILITIES AND CAPITAL DEFICIT
Current Liabilities
Accounts payable	$2,389	$3,651
Accrued expenses and other current liabilities	12,853	13,569
Deferred revenue, current portion	69,193	67,038
Total current liabilities	84,435	84,258

Deferred revenue, net of current portion	55,082	58,165
Other non-current liabilities	2,574	3,114
Total Capital Deficit	(12,344)	(24,770)
Total Liabilities and Capital Deficit	$129,747	$120,767

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CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)
(Unaudited)	Six Months	Six Months
	Ended	Ended
	30-Jun-13	30-Jun-12
Cash flows from operating activities:
Net income	$16,094	$18,466
Provision for doubtful accounts and billing adjustments	2,000	4,550
Share-based compensation	400	372
Depreciation and amortization	2,531	1,250
Deferred income tax provision	47	46
Interest expense - non-cash	177	224
Gain on investments	(722)	(832)
Fair value gain on common equity put options	1,047	(1,285)
Contributed services	-	40
Changes in operating asset and liabilities	(3,125)	13,289
Net cash provided by operating activities	18,449	36,120
Cash flows from investing activities:
Purchases of investments	-	(42,938)
Proceeds from sales of investments	12,622	60,711
Purchases of property and equipment	(84)	(217)
Acquisition of intangible assets	(117)	(1,228)
Net cash provided by investing activities	12,421	16,328
Cash flows from financing activities:
Purchase of treasury stock	(5,704)	(45,740)
Proceeds from sale of common equity put options	-	14,690
Proceeds from exercise of ordinary share options	-	1,171
Payment of other non-current liabilities	(1,500)	(1,500)
Net cash used in financing activities	(7,204)	(31,379)

Net increase in cash and cash equivalents	23,666	21,069
Cash and cash equivalents, beginning of period	18,959	12,961
Cash and cash equivalents, end of period	$42,625	$34,030

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RECONCILIATION OF NET REVENUES TO ADJUSTED NET REVENUES

(In thousands)
(Unaudited)	Quarter	Quarter	Six Months	Six Months
	Ended	Ended	Ended	Ended
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Net revenues	$32,902	$38,559	$69,779	$76,146
Operational change related to prepaid minutes	-	-	-	(2,998)
Favorable settlement with a retail sales broker	-	-	(1,192)	-
Transition costs related to introduction of New magicJack Plus	1,200	-	1,200	-
Certain tax matters	750	-	750	-
Non-GAAP net revenues	$34,852	$38,559	$70,537	$73,148

RECONCILIATION OF OPERATING INCOME TO ADJUSTED EBITDA

(In thousands)
(Unaudited)	Quarter	Quarter	Six Months	Six Months
	Ended	Ended	Ended	Ended
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
GAAP Operating income	$9,639	$10,318	$24,879	$16,149
Depreciation and amortization	1,368	621	2,531	1,250
Share-based compensation	-	147	400	372
Operational change related to prepaid minutes	-	-	-	(2,998)
Favorable settlement with a retail sales broker	-	-	(1,192)	-
Transition costs related to introduction of New magicJack Plus	1,200	-	1,200	-
Former executive severance payments	798	-	798	-
Certain tax matters	750	-	750	-
Adjusted EBITDA	$13,755	$11,086	$29,366	$14,773

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www.vocaltec.com

RECONCILIATION OF NET INCOME TO NON-GAAP NET INCOME

(In thousands)
(Unaudited)	Quarter	Quarter	Six Months	Six Months
	Ended	Ended	Ended	Ended
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
GAAP Net income	$6,508	$10,270	$16,094	$18,466
Share-based compensation	-	147	400	372
Operational change related to prepaid minutes	-	-	-	(2,998)
Favorable settlement with a retail sales broker	-	-	(1,192)	-
Transition costs related to introduction of New magicJack Plus	1,200	-	1,200	-
Former executive severance payments	798	-	798	-
Certain tax matters	750	-	750	-
Gain on investments	(195)	(235)	(722)	(832)
Fair value loss (gain) on common equity put options	-	371	1,047	(1,285)
Income tax expense	3,316	19	8,514	49
Non-GAAP Net income	$12,377	$10,572	$26,889	$13,772

GAAP Net income per share – Diluted	$0.35	$0.50	$0.86	$0.87
Share-based compensation	-	0.01	0.02	0.02
Operational change related to prepaid minutes	-	-	-	(0.14)
Favorable settlement with a retail sales broker	-	-	(0.06)	-
Transition costs related to introduction of New magicJack Plus	0.06	-	0.06	-
Former executive severance payments	0.04	-	0.04	-
Certain tax matters	0.04	-	0.04	-
Gain on investments	(0.01)	(0.01)	(0.04)	(0.04)
Fair value loss (gain) on common equity put options	-	0.02	0.06	(0.06)
Income tax expense	0.18	0.00	0.46	0.00
Non-GAAP Net income per share – Diluted	$0.67	$0.51	$1.44	$0.65

Weighted average ordinary shares outstanding: Diluted	18,560	20,586	18,627	21,317

RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW

(In thousands)
(Unaudited)	Quarter	Quarter	Six Months	Six Months
	Ended	Ended	Ended	Ended
	30-Jun-13	30-Jun-12	30-Jun-13	30-Jun-12
Net cash provided by operating activities	$1,823	$11,957	$18,449	$36,120
Less: Capital expenditures	-	(217)	(84)	(217)
Free cash flow	$1,823	$11,740	$18,365	$35,903